Consolidated Statements Of Stockholders' Equity (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 Maximum [Member]
Currency translation adjustments, income taxes	$ 10	$ (107)	$ (12)
Change in net loss and prior service cost, income taxes	125	23	30
Change in fair value of derivatives accounted for as hedges, income taxes	(3)	3	(8)
Dividends declared, per share	$ 2.82	$ 2.44	$ 2.24
Net earnings (losses) attributable to redeemable noncontrolling interest	97	26
Currency translation gains (losses) related to redeemable noncontrolling interest		$ 16		$ 1